                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 15, 2000

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
                  (Originator of the Trust referred to herein)


                     CHASE MANHATTAN AUTO OWNER TRUST 1996-C
                     ---------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)


        United States                    333-7575                22-2382028
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


           802 Delaware Avenue, Wilmington, Delaware                19801
           -------------------------------------------------     ------------
           (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (302) 575-5033

Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1996-C is the issuer of 4 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of December 1, 1996, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Chase Manhattan Auto Owner Trust 1996-C, as issuer.

         On December 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).     Exhibits

          Exhibits       Description
          ----------     ---------------

          20.1           Monthly statement to certificateholders
                         with respect to the December 15, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 26, 2000

                                            By:   THE CHASE MANHATTAN BANK,
                                            USA, NATIONAL ASSOCIATION
                                            as Servicer

                                            By: /s/ Patricia Garvey
                                            ---------------------------
                                            Name: Patricia Garvey
                                            Title: Vice President

                                INDEX TO EXHIBITS
                                ------------------

Exhibit No.                     Description
---------------                 -----------------
20.1                            Statement to Certificateholders dated
                                December 15, 2000 delivered pursuant to
                                Section 5.8 of the Sale and Servicing
                                Agreement dated as of December 1, 1996.